West Pharmaceutical Services, Inc. First-Quarter 2018 Analyst Conference Call 9 a.m. Eastern Time, April 26, 2018 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer  A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com  To participate on the call, please dial: − 877-930-8295 (U.S.) − 253-336-8738 (International) − The conference ID is 9889627  An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, May 3, 2018, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 9889627 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first-quarter 2018 and management’s discussion of those results during today’s conference call.

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. 2 |

2018 First-Quarter Results & Full-Year Outlook  Q1 reported net sales of $415.7 million, representing 0.2% organic sales growth ‒ Excluding impact of Venezuela deconsolidation & loss of consumer-product contract manufacturing customer, organic sales growth would have been 4.1% ‒ Despite headwinds, Generics market unit and Contract-Manufactured Products segment both grew high-single digits organic sales growth  Q1 adjusted-diluted EPS(1) was $0.62  Q1 2018 tax benefits from stock option exercises resulted in $0.03 of reported and adjusted EPS impact, which was $0.02 lower than our expectation and as communicated on our last call  Reaffirming 2018 financial guidance ‒ Reaffirming full-year 2018 net sales guidance range of $1.720 billion to $1.730 billion. This assumes a translation exchange rate of $1.20 per Euro, unchanged from prior guidance. This represents a conservative assumption given current spot rates. ‒ Expecting 2018 organic sales growth to be within a range of 6% to 8% ‒ Reaffirming full-year 2018 adjusted-diluted EPS range of $2.80 to $2.90 3 | (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 12-14, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS.

Organic Sales Growth

Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Overall Organic Sales Growth	8.7%	3.9%	3.7%	4.5%	0.2%
Biologics	MSD	MSD	MSD*	DD	(LSD)
Generics	(MSD)	(MSD)	LSD	HSD	HSD
Pharma	DD	HSD*	(MSD)*	(MSD)*	(HSD)
Contract Manufacturing	DD	DD	DD	DD	HSD

* Represents a reclassification of certain customer sales. This reclassification had no impact on 2017 overall organic sales growth or Proprietary Products segment organic sales growth.

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West

 Improved results in service & quality to customers ₋ Lead times continue to improve across manufacturing sites ₋ Key customer supply chain partnership progressing ₋ Global network optimization & restructuring program on track  New Waterford, Ireland site producing commercial sales in 2018 Global Operations Update 5 | Waterford, Ireland Site

6 | First-Quarter 2018 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 12-14 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended March 31, 2018 2017 Reported Net Sales $415.7 $387.7 Net Sales at Constant Currency (1) $388.4 $387.7 Gross Profit Margin 32.3% 34.6% Reported Operating Profit $53.4 $60.5 Adjusted Operating Profit (1) $56.7 $60.5 Reported Diluted EPS $0.58 $0.81 Adjusted Diluted EPS (1) $0.62 $0.81

$27.3 $10.5 $4.9 $387.7 2017 Currency Volume & Mix Sales Price Venezuela / Consumer 2018 $415.7 * Change in Consolidated Net Sales First-quarter 2017 to 2018 ($ millions) 7 | * Includes $3 million revenue reduction related to the adoption of new accounting guidance in Q1 2018. ($14.7)

32.3% (0.4%) (1.2%) (1.5%) (1.5%) 1.5% 0.8% 34.6% 2017 Efficiency Sales Price Raw Material Volume & Mix Plant OH & Other Venezuela / Consumer 2018 Change in Gross Profit Margin % First-quarter 2017 to 2018 8 |

Change in SG&A Costs First-quarter 2017 to 2018 ($ millions) $68.3 $1.8 $2.6 $2.3 $1.9 $0.8 $62.5 2017 Comp and Benefits Currency Translation Outside Services Other Venezuela 2018 16.1% of Net Sales 16.4% of Net Sales 9 |

Cash Flow and Balance Sheet Metrics ($ millions) 10 | CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Three Months Ended March 31, 2018 2017 Depreciation and amortization $26.4 $23.3 Operating cash flow $45.0 $20.7 Capital expenditures $28.0 $37.5 As of March 31, 2018 As of December 31, 2017 Cash and cash equivalents $199.8 $235.9 Debt $198.0 $197.0 Equity $1,305.3 $1,279.9 Net debt-to-total invested capital N/A N/A Working capital $480.1 $464.0

Full-Year 2018 Guidance  Reaffirming full-year 2018 reported net sales guidance range of $1.720 billion to $1.730 billion*  No change in full-year 2018 net sales organic growth guidance of 6-8% range ‒ Excluding 2017 net sales that will not recur in 2018, constant-currency sales growth is expected to be at the higher end of that 6-8% range  Reaffirming full-year 2018 adjusted-diluted EPS range of $2.80 to $2.90(1,2) ‒ This includes an estimated positive EPS impact from tax benefits from stock-based compensation 11 | * Using an exchange rate of $1.20 per Euro (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 12-14, and “Non-GAAP Financial Measures” in our Q1 2018 press release, for additional information regarding adjusted diluted EPS. (2) Guidance excludes possible cost and benefits from the announced Global Operations restructuring plan and the impact of tax law changes.

Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement 12 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 12-14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 13 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Three months ended March 31, 2018 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $53.4 $12.5 $43.6 $0.58 Restructuring and related charges 3.3 0.6 2.7 0.03 Tax law changes - (0.3) 0.3 0.01 Adjusted (Non-GAAP) $56.7 $12.8 $46.6 $0.62 Reconciliation of Net Sales to Net Sales at Constant Currency (1) ($ million, except EPS data) Three months ended March 31, 2018 Proprietary CM Eliminations Total Reported net sales (GAAP) $326.2 $89.5 $ - $415.7 Effect of changes in currency translation rates (23.2) (4.1) - (27.3) Net sales at constant currency (Non-GAAP) (1) $303.0 $85.4 $ - $388.4 (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period.

14 | Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS guidance Full Year 2018 Guidance(1) (2) Reported-diluted EPS guidance $2.66 to $2.81 Restructuring and related charges 0.08 to 0.13 Tax law changes 0.01 Adjusted-diluted EPS guidance $2.80 to $2.90 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 12-14, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.20 for the remainder of 2018. Actual results will vary as a result of exchange rate variability. Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 12-14), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items.